UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2009
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CFS BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Indiana (State or other jurisdiction of incorporation)	000-24611 (Commission File Number)	35-2042093 (IRS Employer Identification No.)

                                                            707 Ridge Road, Munster, Indiana                                                                              46321
                                            (Address of principal executive offices)                                                                           (Zip Code)

Registrant’s telephone number, including area code:  (219) 836-5500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

As previously disclosed in its quarterly report on Form 10-Q filed with the Securities and Exchange Commission on May 4, 2009, the Board of Directors of CFS Bancorp, Inc. (the “Company”) has appointed a committee (the “Special Committee”) to consider a derivative demand made to the Board of Directors by a shareholder of the Company.  The Special Committee consists of two disinterested outside directors, Messrs. Gene Diamond and Frank D. Lester, and a third disinterested independent person, Mr. Lawrence T. Toombs.

On June 15, 2009, the Company entered into a separate indemnification agreement (the “Indemnification Agreement”) with Messrs. Diamond, Lester and Toombs in connection with their service on the Special Committee.  Each Indemnification Agreement provides, among other things, that, subject to certain exceptions and the procedures set forth in the Indemnification Agreement, the Company will indemnify, defend and hold harmless the Indemnitee (as defined in the Indemnification Agreement), and pay for Losses and Expenses (each as defined in the Indemnification Agreement) incurred by the Indemnitee, in connection with or relating to a Claim (as defined in the Indemnification Agreement) with respect to any event, occurrence, action, decision, inaction or omission in the Indemnitee’s service or position on the Special Committee.  The rights of each Indemnitee are in addition to any rights the Indemnitee may already have under the Company’s Articles of Incorporation, By-Laws or the Indiana Business Corporation Law.  Each Indemnification Agreement is in substantially the same form except that, given Mr. Toombs is neither a director nor an employee of the Company, his Indemnification Agreement also defines Expenses to include the value of his time reasonably spent dealing with any Claim and provides for the right to indemnification and advancements of Liabilities and Expenses (each as defined in the Company’s Articles of Incorporation) to the same extent as an officer or director of the Company as provided under Section 6.2 of Article VI of the Company’s Articles of Incorporation.  The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the agreements, a copy of the form of which is filed as Exhibit 10.1 with respect to Messrs. Diamond and Lester and a copy of which is filed as Exhibit 10.2 with respect to Mr. Toombs.

Item 9.01        Financial Statements and Exhibits.

(d)       Exhibits.

10.1	Form of Indemnification Agreement, dated June 15, 2009, by and between the Company and each of Gene Diamond and Frank D. Lester

10.2	Indemnification Agreement, dated June 15, 2009, by and between the Company and Lawrence T. Toombs

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 19, 2009

CFS BANCORP, INC.

By:  /s/ Joyce M. Fabisiak
           Joyce M. Fabisiak
  Vice President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Indemnification Agreement, dated June 15, 2009, by and between the Company and each of Gene Diamond and Frank D. Lester
10.2	Indemnification Agreement, dated June 15, 2009, by and between the Company and Lawrence T. Toombs